UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 7, 2021

FIVE STAR BANCORP

(Exact Name of Registrant as Specified in Charter)

California	001-40379	75-3100966
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3100 Zinfandel Drive, Suite 100, Rancho Cordova, California, 95670

(Address of Principal Executive Offices, and Zip Code)

(916) 626-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	FSBC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In April 2021, the board of directors (the “Board”) of Five Star Bancorp (the “Company”) and shareholders approved the Company’s 2021 Equity Incentive Plan (the “Plan”) in the form previously filed as Exhibit 10.4 to the Company’s Registration Statement on Form S-1 (File No. 333-255143), as amended (the “Registration Statement”), in connection with its initial public offering of its common stock (the “IPO”). The Plan became effective as of May 7, 2021. A description of the terms of the Plan is set forth in the section entitled “Executive Compensation—2021 Equity Incentive Plan” of the Registration Statement and such description is incorporated herein by reference. A copy of the Plan is filed herewith as Exhibit 10.1 and incorporated herein by reference. The above description of the Plan is not complete and is qualified in its entirety by reference to such exhibit.

Item 5.03	Amendments to Articles of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On May 7, 2021, the Company filed its amended and restated articles of incorporation (the “Restated Articles”) with the Secretary of State of the State of California in connection with the closing of the IPO. The Board and shareholders previously approved the Restated Articles to be effective immediately prior to the closing of the IPO. The Restated Articles are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Amendment and Restatement of Bylaws

Effective as of May 7, 2021, the Company adopted amended and restated bylaws (the “Restated Bylaws”) in connection with the closing of the IPO. The Board and shareholders previously approved the Restated Bylaws, to be effective immediately prior to the closing of the IPO. The Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

A description of the material terms of the Company’s capital stock, after giving effect to the adoption of the Restated Articles and the Restated Bylaws, has previously been reported by the Company in the Registration Statement.

Item 8.01	Other Events

On May 7, 2021, the Company issued a press release announcing the closing of the IPO. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Number	Description
3.1	Amended and Restated Articles of Incorporation of Five Star Bancorp
3.2	Amended and Restated Bylaws of Five Star Bancorp
10.1	Five Star Bancorp 2021 Equity Incentive Plan (incorporated by reference to Exhibit 10.4 of the Company’s Registration Statement on Form S-1 (File No. 333-255143), filed with the Securities and Exchange Commission on April 26, 2021)
99.1	Press Release dated May 7, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE STAR BANCORP

	By:	/s/ James Beckwith
Name: James Beckwith
Title: President and Chief Executive Officer

Date: May 12, 2021